NAME OF REGISTRANT:
Franklin Money Market Portfolio
File No. 811-4267

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders

Institutional
Fiduciary Trust

Meeting of Shareholders, March 21, 2007 and reconvened on April
11,2007 and May 11, 2007 (unaudited)


Money Market Portfolio

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Money Market Portfolio's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimination of certain of the Fund's fundamental investment restrictions; and to approve the reclassification of certain investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith
E. Holiday, Frank W. T. LaHaye, Frank A.
Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions, and the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.

Proposal 1. The
Election of Trustees:

   Name        For      % of     % of   Withhe    % of    % of
                       Outsta    Voted    ld     Outsta   Voted
                        nding   Shares            nding  Shares
                       Shares                    Shares
Harris J.    4,077,181  92.017   99.987  515,02   0.012%  0.013%
Ashton        ,531.621       %        %   9.536
Robert F.    4,077,181  92.017   99.987  515,02   0.012%  0.013%
Carlson       ,531.621       %        %   9.536
Sam L. Ginn  4,077,181  92.017   99.987  515,02   0.012%  0.013%
              ,531.621       %        %   9.536
Edith E.     4,077,181  92.017   99.987  515,02   0.012%  0.013%
Holiday       ,531.621       %        %   9.536
Frank W. T.  4,077,181  92.017   99.987  515,02   0.012%  0.013%
LaHaye        ,531.621       %        %   9.536
Frank A.     4,077,181  92.017   99.987  515,02   0.012%  0.013%
Olson         ,531.621       %        %   9.536
Larry D.     4,077,181  92.017   99.987  515,02   0.012%  0.013%
Thompson      ,531.621       %        %   9.536
John B.      4,077,181  92.017   99.987  515,02   0.012%  0.013%
Wilson        ,531.621       %        %   9.536
Charles B.   4,077,181  92.017   99.987  515,02   0.012%  0.013%
Johnson       ,531.621       %        %   9.536
Gregory E.   4,077,181  92.017   99.987  515,02   0.012%  0.013%
Johnson       ,531.621       %        %   9.536

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

Proposal 4.   To approve the elimination of certain of the
Fund's fundamental investment restrictions:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%

Proposal 5.   To approve the reclassification of certain
investment policies as non-fundamental:

              Shares             % of      % of Voted
              Voted             Outsta       Shares
                                 nding
                                Shares

For          4,023,254           93.609  100.00
              ,845.365                %      0%
Against          0.000           0.000%  0.000%
Abstain          0.000           0.000%  0.000%
Total        4,023,254           93.609  100.00
              ,845.365                %      0%